Schwab Strategic Trust
Schwab Crypto Thematic ETF

Portfolio Holdings as of December 31, 2025 (Unaudited)

The Schwab Crypto Thematic ETF will not invest in any cryptocurrency or digital asset directly. The fund invests in companies listed in the Schwab Crypto Thematic Index and is designed to deliver global exposure to companies that may benefit from the development or utilization of cryptocurrencies (including bitcoin) and other digital assets, and the business activities connected to blockchain and other distributed ledger technology. The Schwab Crypto Thematic ETF is non-diversified, which means that in may invest in the securities of relatively few issuers. As a result, a single adverse economic or regulatory occurrence may have a more significant effect on the fund`s investments, and the fund may experience increased volatility.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 100.0% OF NET ASSETS

Australia 4.6%
IREN Ltd. *	297,125	11,222,411

Canada 11.2%
Bitfarms Ltd. *	3,710,128	8,718,801
Defi Technologies, Inc. *(a)	7,329,284	5,530,678
Hive Digital Technologies Ltd. *	5,187,363	13,383,396
		27,632,875

China 3.4%
Canaan, Inc., ADR *	12,132,886	8,371,691

Japan 3.5%
GMO internet group, Inc.	111,876	2,796,454
Monex Group, Inc.	626,030	2,919,569
SBI Holdings, Inc.	140,870	3,033,183
		8,749,206

Norway 1.2%
Opera Ltd., ADR	205,753	2,913,463

United Kingdom 1.6%
IG Group Holdings PLC	217,927	3,854,563

United States 74.5%
American Bitcoin Corp., Class A *(a)	2,984,001	5,072,802
Applied Digital Corp. *	148,456	3,640,141
BGC Group, Inc., Class A	343,267	3,065,374
Bit Digital, Inc. *	4,426,832	8,366,713
Bitdeer Technologies Group, Class A *	1,357,015	15,212,138
BitMine Immersion Technologies, Inc.	307,513	8,348,978
Block, Inc. *	70,171	4,567,430
Bullish *(a)	249,823	9,460,797
Cboe Global Markets, Inc.	11,601	2,911,851
Cipher Mining, Inc. *	915,382	13,511,038
Cleanspark, Inc. *	998,896	10,108,828
CME Group, Inc.	10,612	2,897,925
Coinbase Global, Inc., Class A *	39,109	8,844,109
Core Scientific, Inc. *	642,217	9,350,680
Customers Bancorp, Inc. *	40,124	2,933,867
Galaxy Digital, Inc., Class A *	599,902	13,413,809
Hut 8 Corp. *	283,585	13,027,895
SECURITY	NUMBER OF SHARES	VALUE ($)
Interactive Brokers Group, Inc., Class A	84,758	5,450,787
MARA Holdings, Inc. *	845,053	7,588,576
PayPal Holdings, Inc.	52,092	3,041,131
Riot Platforms, Inc. *	583,854	7,397,430
Robinhood Markets, Inc., Class A *	59,294	6,706,151
Semler Scientific, Inc. *	392,504	6,001,386
Strategy, Inc., Class A *	57,334	8,711,901
WisdomTree, Inc.	319,539	3,895,181
		183,526,918
Total Common Stocks (Cost $269,646,491)		246,271,127

SHORT-TERM INVESTMENTS 7.1% OF NET ASSETS

Money Market Funds 7.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 3.74% (b)	132,799	132,799
State Street Institutional U.S. Government Money Market Fund, Premier Class 3.74% (b)(c)	17,397,450	17,397,450
		17,530,249
Total Short-Term Investments (Cost $17,530,249)		17,530,249
Total Investments in Securities (Cost $287,176,740)		263,801,376

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED DEPRECIATION ($)
FUTURES CONTRACTS
Long
Russell 2000 Index, e-mini, expires 03/20/26	1	124,900	(3,781)

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $15,208,424.
(b)	The rate shown is the annualized 7-day yield.
(c)	Security purchased with cash collateral received for securities on loan.

ADR —	American Depositary Receipt

Schwab Crypto Thematic ETF
Portfolio Holdings (Unaudited) continued

The following is a summary of the inputs used to value the fund’s investments as of December 31, 2025 (see notes to portfolio holdings for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$246,271,127	$—	$—	$246,271,127
Short-Term Investments[1]	17,530,249	—	—	17,530,249
Liabilities
Futures Contracts[2]	(3,781)	—	—	(3,781)
Total	$263,797,595	$—	$—	$263,797,595

[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.

Schwab Crypto Thematic ETF
Notes to Portfolio Holdings (Unaudited)

Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (1940 Act), the Board of Trustees has designated authority to a Valuation Designee, the fund’s investment adviser, to make fair valuation determinations under adopted procedures, subject to Board of Trustees oversight. The investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and liabilities as well as to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. The Valuation Designee may utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
Securities held in the fund’s portfolio are valued every business day. The following valuation policies and procedures are used by the Valuation Designee to value various types of securities:
● Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
● Mutual funds: Mutual funds are valued at their respective net asset values.
● Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
● Securities for which no quoted value is available: The Valuation Designee has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a security may be fair valued when it’s de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Fair value determinations are made in good faith in accordance with adopted valuation procedures. The Valuation Designee considers a number of factors, including unobservable market inputs, when arriving at fair value. The Valuation Designee may employ methods such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security.
In accordance with the authoritative guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States of America (GAAP), the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation methods used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If it is determined that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and the Valuation Designee’s judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
● Level 1 — quoted prices in active markets for identical investments — Investments whose values are based on quoted market prices in active markets. These generally include active listed equities, mutual funds, exchange-traded funds and futures contracts. Mutual funds and exchange-traded funds are classified as Level 1 prices, without consideration to the classification level of the underlying securities held which could be Level 1, Level 2, or Level 3 in the fair value hierarchy.
● Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include forward foreign currency exchange contracts, U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In the event that international securities whose foreign exchanges have halted or suspended trading prior to the normal exchange close, the Valuation Designee may fair value securities whose prices may have been affected by those events. The Valuation Designee seeks to establish prices that investors might expect to realize upon the current sales of these securities.
● Level 3 — significant unobservable inputs (including the Valuation Designee’s assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not readily available for these securities, one or more valuation methods are used for which sufficient and reliable data is available. The inputs used in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending

Schwab Crypto Thematic ETF
Notes to Portfolio Holdings (Unaudited) (continued)

third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated in the absence of market information. Assumptions used due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the fund’s investments as of December 31, 2025, are disclosed in the fund’s Portfolio Holdings.
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